Exhibit 99.2
Chart # 1: Contract Backlog by Years (Unaudited) Total Contract Backlog (1) = $20.2 Billion (1) Calculated by multiplying the contracted operating dayrate by the firm contract period from October 31, 2006 forward. Reflects firm commitments represented by signed contracts. Contract backlog excludes revenues from mobilization, demobilization, contract preparation and customer reimbursables. Our backlog calculation assumes that we receive the full contractual dayrate, which could be higher than the actual Dayrate that we receive because of a number of factors (rig downtime, suspension of operations, etc....) including some beyond our control.

Chart #2: Average Contracted Dayrate by Rig Type Qtr 4 2006 through Qtr 4 2007 (Unaudited) Definitions Average Dayrate The weighted average contract dayrate for each rig type is based on current backlog from the Company's most recent Fleet Status Update Report as of October 31st, 2006. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type is based on current backlog from the Company's most recent Fleet Status Update Report as of October 31st, 2006. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type is based on current backlog from the Company's most recent Fleet Status Update Report as of October 31st, 2006. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type is based on current backlog from the Company's most recent Fleet Status Update Report as of October 31st, 2006. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type is based on current backlog from the Company's most recent Fleet Status Update Report as of October 31st, 2006. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type is based on current backlog from the Company's most recent Fleet Status Update Report as of October 31st, 2006. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type is based on current backlog from the Company's most recent Fleet Status Update Report as of October 31st, 2006. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type is based on current backlog from the Company's most recent Fleet Status Update Report as of October 31st, 2006. Includes firm contracts and priced options only. The weighted average contract dayrate for each rig type is based on current backlog from the Company's most recent Fleet Status Update Report as of October 31st, 2006. Includes firm contracts and priced options only. High Specification Floaters The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. The High Specification Floaters category is a consolidation of the 5th Generation Rigs, Other High-Specification Rigs and Other Deepwater Rigs as described below. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. 5th Generation Rigs were built in the construction cycle that occurred from approximately 1996 to 2001 and have high-pressure mud pumps and a water depth capability of 7,500 feet or greater. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. Other High Specification Rigs were built in the in the mid to late 1980s, are capable of drilling in harsh environments and have greater displacement than previously constructed rigs resulting in larger variable load capacity, more useable deck space and better motion characteristics. The Other Deepwater Rigs include the remaining semisubmersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semisubmersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semisubmersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semisubmersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semisubmersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semisubmersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semisubmersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semisubmersible rigs and drillships that have a water depth capacity of at least 4,500 feet. The Other Deepwater Rigs include the remaining semisubmersible rigs and drillships that have a water depth capacity of at least 4,500 feet. Other Floaters The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. The Other Floaters category is generally comprised of those non-High-Specification Floaters with a water depth capacity of less than 4,500 feet. Jackups The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet. The Jackups category consists of our jackup fleet.

Chart #3: Out-of-Service Rig Months 2006 and 2007 (Unaudited) Definitions Rig Months Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the Company's most recent Fleet Status Update Report as of October 31st, 2006. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the Company's most recent Fleet Status Update Report as of October 31st, 2006. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the Company's most recent Fleet Status Update Report as of October 31st, 2006. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the Company's most recent Fleet Status Update Report as of October 31st, 2006. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the Company's most recent Fleet Status Update Report as of October 31st, 2006. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the Company's most recent Fleet Status Update Report as of October 31st, 2006. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the Company's most recent Fleet Status Update Report as of October 31st, 2006. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the Company's most recent Fleet Status Update Report as of October 31st, 2006. Time expressed in months that each rig has been or is forecast to be Out of Service as reflected in the Company's most recent Fleet Status Update Report as of October 31st, 2006. Out-of-Service Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Time when a rig is not available to earn an operating dayrate due to shipyards, contract preparation, mobilization, reactivation or upgrades. Mobilization Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Includes mobilization and demobilization to and from operating contracts and other activities such as shipyards. Reactivation Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Rig time described as "reactivation" includes the Transocean Winner, Transocean Prospect and C.K. Rhein Jr., which were previously cold stacked. Upgrade Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Rig time described as "upgrade" includes the Sedco 702 and Sedco 706 which are undergoing or forecast to undergo a shipyard project to enhance the operational capabilities of the rig. Shipyard Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades. Rig time described as "shipyard" refers to periods during which a rig is out of service as a result of other planned shipyards, surveys, repairs, regulatory inspections or other planned service or work on the rig excluding reactivations and upgrades.

Chart #4: Operating & Maintenance (O&M) Costs Trends (Unaudited) Definitions Support & Integrated Services Includes Integrated Services, all shorebase or common support costs (on-shore offices, yards, pool equipment). Operating Rigs Denotes the total O&M costs of a rig while in service based upon the Rig Operating Days (excluding shorebase or common support costs), as defined below. Rig Operating Days Denotes the total amount of days a rig is deemed to be in-service under contract operations. This excludes all out of service time relating to shipyards, downtime, mobilization and short-term out of contract periods. The average number of days may also fluctuate from quarter to quarter as a result of rigs being reactivated, sold or stacked in the quarters. Out of Service Denotes the total O&M costs while a rig is out of service based upon Out of Service Days, as defined below. Out of service costs are the difference between total operating and maintenance costs and the In-Service Costs. Out of Service Days Includes the total amount of days a rig is deemed to be out of service. This relates to times when a rig is out of service due to shipyards, unpaid downtime, mobilization and short-term idle periods. O&M Costs Our operating and maintenance costs represent all direct and indirect costs associated with the operation and maintenance of our drilling rigs. Operating and maintenance costs also includes all costs related to local and regional offices as well as all costs related to operations support, engineering support, marketing and other similar costs. The principal elements of these costs are direct and indirect labor and benefits, repair and maintenance, contract preparation expenses, insurance, boat and helicopter rentals, professional and technical fees, freight costs, communications, customs duties, tool rentals and services, fuel and water, general taxes and licenses. Labor, repair and maintenance costs, insurance premiums, personal injury losses and drilling rig casualty losses represent the most significant components of our operating and maintenance costs